UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005


                                  PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Virginia                     000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)


10108 Industrial Drive, Pineville, North Carolina                   28134
---------------------------------------------------          -------------------
   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         The following individuals have been elected to the Board of Directors of the registrant:

                                  David Calkins
                                 F. Kay Calkins
                                 Gary Musselman
                                  Joseph Amato
                                  Thorn Auchter

The election of these individuals is effective as of the date of this Report. Information regarding the new directors was contained in the registrant's definitive Information Statement filed December 27, 2004.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

As part of its change of corporate domicile from Virginia to Nevada, as described in Section 8 of this Report, the registrant increased its authorized capital stock to 10 billion shares of common stock, par value $0.001. The registrant's authorized preferred stock remained at 5 million shares, par value $0.001. Information regarding the increase in the authorized capital stock was contained in the registrant's definitive Information Statement filed December 27, 2004.

SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS

Effective January 19, 2005, the registrant completed its change of corporate domicile from Virginia to Nevada. Information regarding the reasons for the change of corporate domicile was contained in the registrant's definitive Information Statement filed December 27, 2004. The change of corporate domicile was accomplished through Articles and Agreement of Merger, a copy of which is attached as an exhibit to this Report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         EXHIBITS

         EXHIBIT NO.       DESCRIPTION

            2.01           Articles and Agreement of Merger

            3.01           Certificate of Amendment



                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Pacel Corporation

         Dated: January 24, 2005                     By: /s/ GARY MUSSELMAN
                                                         President